SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Jan-02

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Jan-02
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1       66044409       9575239   385259           0    56469170  22-Jan-02
I-A-2      115439252      16736593   697445           0    98702659  22-Jan-02
I-A-3        2277393             0    13759           0     1947213  22-Jan-02
I-P           408584         18626        0           0      389958  22-Jan-02
I-S           748912             0     4525           0      607512  22-Jan-02
II-A        27141691       3554642   158327           0    23587049  22-Jan-02
II-S         2813568             0    16412           0     2453342  22-Jan-02
M1           6356541          7251    38233           0     6349290  22-Jan-02
M2           2616815          2985    15740           0     2613830  22-Jan-02
M3           1495323          1706     8994           0     1493617  22-Jan-02
B1           1121492          1279     6746           0     1120213  22-Jan-02
B2            560745           640     3373           0      560105  22-Jan-02
B3            934583          1066     5621           0      933517  22-Jan-02
R                  0             0        0           0           0  22-Jan-02




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       574.29921      83.26295  3.35008   491.03626 22-Jan-02
I-A-2       574.29921      83.26295  3.46972   491.03626 22-Jan-02
I-A-3       574.29924       0.00000  3.46972   491.03629 22-Jan-02
I-P         830.82227      37.87445  0.00000   792.94782 22-Jan-02
I-S         584.89975       0.00000  3.53377   474.46613 22-Jan-02
II-A        563.53821      73.80442  3.28731   489.73380 22-Jan-02
II-S        563.41226       0.00000  3.28657   491.27773 22-Jan-02
M1          989.25465       1.12846  5.95015   988.12620 22-Jan-02
M2          989.25465       1.12845  5.95015   988.12620 22-Jan-02
M3          989.25465       1.12845  5.95015   988.12620 22-Jan-02
B1          989.25465       1.12845  5.95015   988.12620 22-Jan-02
B2          989.25463       1.12846  5.95015   988.12618 22-Jan-02
B3          989.25505       1.12845  5.95016   988.12660 22-Jan-02
R             0.00000       0.00000  0.60000     0.00000 22-Jan-02




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Jan-02